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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                DECEMBER 6, 2000
                                 Date of Report
                        (Date of earliest event reported)

                               IRIDEX CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      0-27598                                           77-0210467
(Commission File No.)                       (IRS Employer Identification Number)

                             1212 TERRA BELLA AVENUE
                          MOUNTAIN VIEW, CA 94043-1824
          (Address, including Zip Code, of Principal Executive Offices)

                                  650-940-4700
              (Registrant's Telephone Number, Including Area Code)


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     ITEM 5. OTHER EVENTS

     On December 6, 2000, IRIDEX Corporation, a Delaware corporation, (the "Registrant") issued a press release (attached hereto as Exhibit 99.1) announcing that it anticipates lower than expected earnings for its fourth fiscal quareter ending December 30, 2000. The information that is set forth in Registrant's press release dated December 6, 2000 is incorporated herein by reference.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
    99.1       Press Release of Registrant dated December 6, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2000                 IRIDEX CORPORATION


                                       By: /s/ ROBERT KAMENSKI
                                           ------------------------
                                           Robert Kamenski
                                           Chief Financial Officer
                                           (Principal Financial and Principal
                                           Accounting Officer)


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press Release of Registrant dated December 6, 2000.


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